Real Progress for Every Student Investor Presentation June 2015 Exhibit 99.1

Forward Looking Statements and Non GAAP Financial Measures Forward-Looking Statements Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc. (the “Company”), and involve known and unknown risks, uncertainties, and other factors that may cause the markets, actual results, levels of activity, performance, or achievements of Cambium Learning Group, Inc., to be materially different from any actual future results, levels of activity, performance, or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K–12 enrollment and demographic trends, the level of educational funding, the impact of federal, state, and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading “RISK FACTORS” in Cambium Learning Group, Inc.’s Form 10-K and other reports filed with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” or “priorities,” or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc., does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Bookings, EBITDA, Adjusted EBITDA, and Cash Income are not prepared in accordance with GAAP and may be different from similarly named, non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that these non-GAAP measures provide useful information to investors because they reflect the underlying performance of the ongoing operations of the Company and provide investors with a view of the Company’s operations from management’s perspective. Adjusted EBITDA and Cash Income remove significant purchase accounting, non-operational, or certain non-cash items from earnings. The Company uses Bookings, Adjusted EBITDA and Cash Income to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity. The Company’s presentation of Bookings, EBITDA, Adjusted EBITDA, and Cash Income should not be construed as an indication that our future results will be unaffected by unusual, non-operational, or non-cash items.

Investment Highlights

Cambium Learning Group Helping All Students Reach Their Full Potential

Education is the Foundation of Everything Global preK-12 market expected to grow 6% in next two years The U.S. test rankings 20th in the world in Reading 30th in Math 24th in Science behind Latvia and Slovakia million students in the U.S.

PreK-12 Education Market

SALES OF PRINT & DIGITAL MEDIA TO U.S. PREK-12



(Dollars in Billions)
Digital
Print
Manipulative
$7,913
$8,079
$8,309
$8,670
$8,940
$9,184
$5,158
$5,244
$5,337
$5,541
$5,653
$5,739
$2,322
$2,411
$2,543
$2,692
$2,844
$2,996
2012
2013
2014E
2015E
2016E
2017E

<u>Education in Flux</u>

- Districts pulling back or out from Common Core
- Expect rigor of standards to increase
- More students will fall behind or fail
- More test scores tied to teachers' salaries

→ *Parents, teachers, districts demand solutions*

<u>Digital Solutions Rapidly Gaining Share</u>

- Technology offers effective solution
- Digital share of the supplemental market: 59% in 2012; 59.7% in 2013: ~ 60.7% in 2014
- Buying decisions often originate with teachers

→ *Technology Effective as 1on1 Replacement*

Cambium Learning Optimally Positioned to Serve Growing Need for Superior, Flexible Technology Solutions

Sources: National Center for Educational Statistics and Simba Information publication and "Publishing for the Pre-K-12 Market 2014 – 2015."

Cambium LEARNING Group

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Award Winning PreK-12 Solutions Solutions designed to help teachers around the world address the increasingly wide range of individual needs and potential of every student in their classroom Best-in-class intervention and supplemental instructional materials Gold-standard professional development and school-improvement services Breakthrough technology solutions for online learning and professional support Valid and reliable assessments and proven materials to support a positive and safe school environment Product Pre-K 3rd Grade 6th Grade 12th Grade Adult

Cambium Learning’s Core Beliefs Every learner has untapped potential Data, instruction and practice drive improvement Teachers are the foundation – their Importance must be valued Phonics and Comprehension Math Fact Fluency Adaptive Literacy Intervention Advance the state of the art to change a child’s trajectory through technology-based solutions that are - personalized - adaptive -scalable

2013-14 Transformation: Actions

Actions
Closed class.com
Sold IntelliTools for $0.8 million
Exited TeacherMatch
Reallocated resources to accelerate development and launch of technology-based subscriptions and products

Transition to Digital Subscription Model

Learning A-Z

- Learning A-Z is 100% digital subscription business
- Launched ReadyTest A-Z
- Launched Headsprout Educator Grant Program

VOYAGER SOPRIS LEARNING / **kurzweil education**

- Backfilling years of underinvestment, accelerating transition to technology-enabled solutions
- Developed, launched new Ticket to Read and The Learning Zoo, iPad apps
- Launched digital version of TransMath
- Updated Passport Reading Journeys
- Released LANGUAGE!Live online
- Kurzweil Education quickly transitioning to subscription
- Tightened product line through divestiture of IntelliTools
- Launched enhanced *firefly* product

ExploreLearning

- 100% digital subscription business
- Launched Reflex iPad app
- Embarked on a major project to port all Gizmos to HTML5 - compatible with Chromebooks and Android

Cambium LEARNING Group

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2013-14 Transformation: Results Bookings - 60% of volumes generated by technology-enabled products versus 46% during 2013 and 37% in 2012 Cash income margin expansion of 78BP driven by technology-enabled products and cost management Adjusted EBITDA growth of 3% driven by 25% growth at Learning A-Z Prepaid $35 million in debt 2014 bookings growth of 30%, revenue growth of 33% Cash income up 23% Cash income margin in mid-40s 2015: see continued strong double-digit bookings growth Language!Live was up 130% 2014/13 firefly was up 14% 2014/13 2015: see bookings contraction slowing as print-based products transition out – could return to bookings growth driven by technology-enabled products in 2016 2014 transition year as Gizmos is upgraded and revised to HTML5 for multiplatform use; continued Reflex penetration Districts using Reflex increased 57% 2014 impacted by several multi-year sales from 2013 2015: see top-line acceleration

Digital Success: Learning A-Z and ExploreLearning

CAMBIUM IS AT AN INFLECTION POINT IN THE TRANSITION OF ITS LEGACY PRODUCTS TO DIGITAL, BUILDING ON THE SUCCESSFUL PENETRATION, DOUBLE-DIGIT GROWTH RATES AND STRONG PROFITABILITY OF ITS TWO DIGITAL-ONLY PRODUCT OFFERINGS 100% Digital Subscription Digital Transformation Underway Transition to a Digital Subscription Model

MAJOR COMPETITORS WHY WE WIN Saves teachers time and money One-stop library of literary resources Research-based solutions World acclaimed authors and advisors Powerfully effective solutions Source: Company management. Cambium’s Competitive Positioning Open Source Materials Gizmos – interactive exploration is the most effective method for understanding and retaining difficult concepts Reflex – the world’s best tool to help students gain automaticity, perform better on high stakes tests, and have fun

Long-term Strategy Accelerate Bookings and Revenue Growth – Expand Profit Margins Goals Shift to subscription-based models Invest wisely in highest-return opportunities Focus on driving margin expansion and cash flow generation

Experienced Management Team



John Campbell
Chief Executive Officer

- Former President of Cambium Learning Technologies, COO of Voyager Learning Company
- Former COO and business unit head of a research-based reading company (Breakthrough to Literacy) within McGraw-Hill
- Director of Technology for Tribune Education, General Manager of a software start-up (Insight Industries) and Director of Applications and Technical Support for a hardware manufacturer (Commodore International)



Barbara Benson
Chief Financial Officer

- CFO since 2013; former Controller of Cambium Learning Group, Inc. and Controller of Voyager Learning Company
- Principal Accounting Officer of the Company since March 2010
- Pegasus Solutions, Inc., Coopers & Lybrand, CPA



George A. Logue
President, Voyager/Sopris

- Began publishing career as a sales representative in 1975
- 39 years of industry experience; former President of Houghton Mifflin School Division
- Original Co-Founder of Cambium Learning Group in 2003



Bob Holl
President, Learning A-Z

- 10 years public school educator, 40 years in educational publishing, curriculum /educational resource consultant
- Co-founded Learning A-Z
- Wright Group, Addison-Wesley Publishing, Scott Foresman Publishing Companies, consultant



David Shuster
President, ExploreLearning

- Former classroom educator
- Founded ExploreLearning
- Intimately involved in the design and development of award-winning products

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Financials by Segment ($ millions)

Cambium Learning Group Financials ($ millions)

Balance Sheet Data and Metrics ($ millions) 2013 2014 Q1 2014 Q1 2015 Cash $ 68.0 $ 34.4 $ 41.2 $ 19.8 Accounts receivable 15.8 14.3 10.6 12.0 Inventory 9.2 5.3 8.4 5.5 Deferred revenue 61.4 71.2 50.9 61.7 Long-term debt (face) 175.0 140.0 173.0 140.0 Working capital (1) $ 0.7 $ 3.1 $ 8.3 $ 6.9 Net Debt/TTM Adjusted EBITDA 3.4 x 3.3 x 4.0 x 3.4 x Net Debt/TTM Cash Income 4.6 x 4.6 x 6.1 x 4.7 x (1) Working capital excludes cash, deferred costs and deferred revenue

Investment Highlights

Appendix

Non-GAAP Financial Measures Non-GAAP Financial Measures Bookings, EBITDA, Adjusted EBITDA, and Cash Income are not prepared in accordance with GAAP and may be different from similarly named, non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that these non-GAAP measures provide useful information to investors because they reflect the underlying performance of the ongoing operations of the Company and provide investors with a view of the Company’s operations from management’s perspective. Adjusted EBITDA and Cash Income remove significant purchase accounting, non-operational, or certain non-cash items from earnings. The Company uses Bookings, Adjusted EBITDA and Cash Income to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity. The Company’s presentation of Bookings, EBITDA, Adjusted EBITDA, and Cash Income should not be construed as an indication that our future results will be unaffected by unusual, non-operational, or non-cash items.

Reconciliation of Net Loss to Cash Income ($ millions) Cambium Learning Group 2012 2013 2014 Q1 2015 TTM Net loss $ (133.8) $ (14.3) $ (10.0) $ (5.9) Reconciling items between net loss and EBITDA: Depreciation and amortization expense 30.9 22.4 22.5 22.3 Net interest expense 18.7 18.8 17.7 16.6 Income tax expense 0.3 0.2 0.6 0.6 EBITDA $ (83.9) $ 27.1 $ 30.8 $ 33.6 Non-operational or non-cash costs included in EBITDA but excluded from Adjusted EBITDA: Other income, net (1.1) (0.8) (1.10) (1.0) Loss on extinguishment of debt – – 0.9 0.7 Merger, acquisition and disposition activities 0.8 0.7 1.1 1.1 Stock-based compensation and expense 0.9 1.1 0.5 0.5 Impairment - goodwill and long-lived assets 94.7 1.2 – – Restructuring costs, management transition, and other adjustments 10.0 1.9 – – Adjusted EBITDA $ 21.4 $ 31.2 $ 32.2 $ 34.9 Change in deferred revenues 8.3 9.3 9.9 10.9 Change in deferred costs (1.6) (1.3) (1.1) (1.5) Capital expenditures (17.4) (16.2) (17.9) (18.7) Cash income $ 10.7 $ 23.0 $ 23.1 $ 25.6

Reconciliation of Bookings to Net Revenue ($ millions) Cambium Learning Group 2012 2013 2014 Q1 2015 TTM Bookings $ 158.6 $ 158.0 $ 150.6 $ 153.0 Change in deferred revenues (8.3) (9.3) (9.9) (10.9) Other (1.4) 1.9 1.0 - Net revenues $ 148.9 $ 150.6 $ 141.7 $ 142.1